                                                                      Exhibit 99

                       Bank of America Securities [LOGO]

            ---------------------------------------------------------

MBS New Issue Term Sheet

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2002-E
$1,014,358,953 (approximate)

Class A (Offered Certificates)

Bank of America, N.A.

Originator and Servicer

Bank of America Securities [LOGO]



May 2, 2002

            ---------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------------------------
                                          BoAMS 2002-E
--------------------------------------------------------------------------------------------------
                                          To Maturity
--------------------------------------------------------------------------------------------------
                                                              Est.     Est. Prin.       Expected
                     Approx.                                  WAL        Window           Final
   Class             Size/(1)/   Interest - Principal Type   (yrs)        (mos)         Maturity
Offered Certificates
--------------------
   A                             Variable - Pass-thru/(2)/    1.38      1 - 338        July 2030
--------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date)

-----------------------------------------------------------------------------------------------------
                             To The Weighted Average Rate Reset Date /(3)/
-----------------------------------------------------------------------------------------------------
                                                              Est.     Est. Prin.       Expected
                     Approx.                                  WAL        Window           Final
   Class             Size/(1)/   Interest - Principal Type   (yrs)        (mos)         Maturity
Offered Certificates
--------------------

   A                             Variable - Pass-thru/(2)/   1.15        1 - 30       November 2004
-----------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date)

(3) Assumes any outstanding principal balance on the Certificates will be paid in full on the Distribution Date occurring in the month of November 2004.

Banc of America Securities LLC

----------------------------------------------------------------------------------------------------------------
                                       Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------------
Transaction:                           Bank of America Mortgage Securities, Inc.
                                       Mortgage Pass-Through Certificates, Series 2002-E

Sole Lead Manager:                     Banc of America Securities LLC

Originator and Servicer:               Bank of America, N.A.

Trustee and Custodian:                 The Bank of New York

Transaction Size:                      Approximately $1,014,358,953 (subject to a variance of 5%)

Securities Offered:                    Class A Certificates

Collateral:                            5/1 CMT Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The
                                       Mortgage Loans have a fixed interest rate for approximately 5 years after origination and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                       At least two of the following on the Senior Certificates: Moody's
                                       Investor Service, Inc., Fitch Ratings or Standard and Poor's.

AAA Subordination Percentage:          2.85% (plus or  minus 0.50%)

Settlement Date:                       May 30, 2002

Collection Period:                     The calendar month preceding the current Distribution Date

Distribution Date:                     20/th/ of each month, or the next succeeding Business Date
                                       (First Payment Date: June 20, 2002)

Statistical Calculation Date:          April 24, 2002 with scheduled balances rolled to May 1, 2002

Cut-Off Date:                          May 1, 2002

Senior Certificates:                   Class A Certificates

Subordinate Certificates:              Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the "Class B
                                       Certificates"). The Subordinate Certificates are not offered hereunder.

Day Count:                             30/360

Prepayment Speed:                      50% CPR
----------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Optional Clean-up Call:           Any Distribution Date on or after which the
                                  Aggregate Principal Balance of the Mortgage
                                  Loans declines to 1% or less of the Aggregate
                                  Principal Balance as of the Cut-Off Date
                                  ("Cut-Off Date Pool Principal Balance")

Administrative Fee:               The Administrative Fees with respect to the
                                  Trust are payable out of the interest payments received on each Mortgage Loan. The
                                  "Administrative Fees" consist of servicing compensation payable to the Servicer in respect of its servicing activities (the
                                  "Servicing Fee"). The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative
                                  Fee Rate") equal to the Servicing Fee for such Mortgage Loan. The Servicing Fee Rate will be with respect to each Mortgage Loan will be 0.250% per annum.

Net Mortgage Interest Rate:       The Net Mortgage Interest Rate of a Mortgage
                                  Loan is the excess of its mortgage interest rate over the applicable Administrative Fee
                                  Rate.

Clearing:                         DTC, Clearstream and Euroclear

Denominations:                     Original Certificate       Minimum        Incremental
                                   --------------------       -------        -----------
                                           Form            Denominations    Denominations
                                           ----            -------------    -------------
          Class A Certificates          Book Entry            $ 1,000             $1
          Class B Certificates          Book Entry            $25,000             $1

SMMEA Eligibility:                The Class A Certificates and the Class B-1
                                  Certificates are expected to constitute
                                  "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                All of the Certificates, except the Class B-4,
                                  Class B-5 and Class B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                    REMIC
--------------------------------------------------------------------------------

Banc of America Securities LLC
                                                                               4

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Principal:                    Principal will be allocated to the certificates
                              according to the Priority of Distributions. The
                              Senior Principal Distribution Amount will generally be allocated to the Senior Certificates pro rata and the Subordinate Principal
                              Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. (Please see the Priority of Distributions section)

Interest Accrual:             Interest will accrue on each class of Certificates
                              during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                              Accrual Period"). The initial Interest Accrual
                              Period will be deemed to have commenced on May 1, 2002. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest
                              Accrual Period are made on the first day of the Interest Accrual Period.

Pool Distribution Amount:     The Pool Distribution Amount with respect to any
                              Distribution Date will be equal to the sum of (i)
                              all scheduled installments of interest (net of the
                              related Servicing Fee) and principal corresponding
                              to the related Collection Period, together with
                              any advances in respect thereof or any
                              compensating interest; (ii) all proceeds of any
                              primary mortgage guaranty insurance policies and
                              any other insurance policies with respect to the
                              Mortgage Loans, to the extent such proceeds are
                              not applied to the restoration of the related
                              mortgaged property or released to the mortgagor in
                              accordance with the Servicer's normal servicing
                              procedures and all other cash amounts received and
                              retained in connection with the liquidation of
                              defaulted Mortgage Loans, by foreclosure or
                              otherwise (collectively, "Liquidation Proceeds"),
                              during the related Collection Period (in each
                              case, net of unreimbursed expenses incurred in
                              connection with a liquidation or foreclosure and
                              unreimbursed advances, if any); (iii) all partial
                              or full prepayments corresponding to the related
                              Collection Period; and (iv) any substitution
                              adjustment payments in connection with any
                              defective mortgage loan received with respect to
                              such Distribution Date or amounts received in
                              connection with the optional termination of the
                              Trust as of such Distribution Date, reduced by
                              amounts in reimbursement for advances previously
                              made and other amounts as to which the Servicer is
                              entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not
                              include any profit received by the Servicer on the
                              foreclosure of a Mortgage Loan. Such amounts, if
                              any, will be retained by the Servicer as
                              additional servicing compensation.
--------------------------------------------------------------------------------

Banc of America Securities LLC
                                                                               5

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Senior Percentage:             For any Distribution Date, immediately prior to
                               such date, (i) the aggregate principal balance of the Senior Certificates divided by (ii) the aggregate principal balance of the Certificates.

Subordinated Percentage:       For any Distribution Date the percentage equal to
                               100% minus the Senior Percentage for such date.

Senior Prepayment Percentage:  For the following Distribution Dates, will be as follows:

                               Distribution Date            Senior Prepayment Percentage
                               -----------------            ----------------------------
                               June 2002 through May 2009   100%;

                               June 2009 through May 2010   the applicable Senior Percentage plus 70%
                                                            of the applicable Subordinate Percentage;

                               June 2010 through May 2011   the applicable Senior Percentage plus, 60%
                                                            of the applicable Subordinate Percentage;

                               June 2011 through May 2012   the applicable Senior Percentage plus, 40%
                                                            of the applicable Subordinate Percentage;

                               June 2012 through May 2013   the applicable Senior Percentage plus, 20%
                                                            of the applicable Subordinate Percentage;

                               June 2013 and thereafter     the applicable Senior Percentage;

                               provided, however, (i) if on any Distribution Date the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for such date will equal 100%, (ii) if on any Distribution Date prior to the June 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage, and (iii) if on or after the June 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage for such Distribution Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage.
--------------------------------------------------------------------------------

Banc of America Securities LLC
                                                                               6

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Senior Principal Distribution   For any Distribution Date, the sum of: (i) the
Amount:                         Senior Percentage of scheduled principal
                                payments and (ii) the Senior Prepayment
                                Percentage of unscheduled principal payments.

Subordinate Principal           For any Distribution Date, the sum of: (i) the
Distribution Amount:            Subordinate Percentage of scheduled principal
                                payments and (ii) the Subordinate Prepayment
                                Percentage of unscheduled principal payments.
--------------------------------------------------------------------------------

Banc of America Securities LLC
                                                                               7

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
Credit support for the Offered Certificates is provided by subordination. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                             -----------------------
                                     Class A
                             -----------------------
                                    Class B-1
                             -----------------------
                                    Class B-2
               Priority of   -----------------------    Order of
                 Payment            Class B-3             Loss
                             -----------------------   Allocation
                                    Class B-4
                             -----------------------
                                    Class B-5
                             -----------------------
                                    Class B-6
                             -----------------------


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
                     --------------------------------------

                     --------------------------------------
                       First, to the Class A Certificates
                                 to pay Interest
                     --------------------------------------

                     --------------------------------------
                       Second, to the Class A Certificates
                                to pay Principal
                     --------------------------------------

                     --------------------------------------
                       Third, sequentially, to each class
                       of Subordinate Certificates to pay
                       Interest and Principal in the order
                        of numerical class designations,
                            beginning with Class B-1
                         Certificates, until each class
                                 balance is zero
                     --------------------------------------

                     --------------------------------------
                             Fourth, to the residual
                       certificate, any remaining amounts
                     --------------------------------------

Banc of America Securities LLC
                                                                               8

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Mortgage Loans consist of 5/1 Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage loans are subject to interest rate caps for each interest rate adjustment date as described in the tables herein. The mortgage loans are subject to maximum lifetime interest rates but none of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Substantially all of the Credit Scores were obtained within 3 months of the Statistical Calculation Date.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Statistical Calculation Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------------------------
                                                            Collateral Summary    Ranges (if Applicable)
Total Outstanding Loan Balance                                  $1,014,358,953

Total Number of Loans                                                    1,983

Average Current Principal Balance                               $      511,527    $49,103 to $3,365,508

WA Gross Coupon                                                          7.272%         5.875% to 8.875%

WA FICO                                                                    719               469 to 819

WA Original Term (mos.)                                                    358               180 to 360

WA Remaining Term (mos.)                                                   328               144 to 349

WA OLTV                                                                  71.74%         16.12% to 95.00%

WA Months to First Adjustment Date                                          30                 11 to 49

WA Gross Margin                                                          2.749%         2.500% to 2.875%

WA Initial Cap                                                           3.003%         2.000% to 5.000%

WA Periodic Cap                                                          2.000%                   2.000%

WA Rate Ceiling                                                         13.027%        9.875% to 14.875%

Geographic Concentration of  Mortgaged Properties (Top        CA         69.71%
5 States) based on the Aggregate Stated Principal             NY          4.14%
Balance                                                       FL          2.95%
                                                              AZ          2.66%
                                                              CT          1.85%

---------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
                                                                               9

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Statistical Calculation Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


                      Occupancy of Mortgaged Properties (1)

---------------------------------------------------------------------------------------------
                                                Aggregate                      % of
                           Number Of        Stated Principal          Statistical Calculation
                           Mortgage           Balance as of             Date Pool Principal
          Occupancy          Loans     Statistical Calculation Date           Balance
---------------------------------------------------------------------------------------------
Primary                      1,834           $  937,554,126.23                 92.43%
Second Home                    121               63,553,243.06                  6.27
Investor                        28               13,251,583.22                  1.31
---------------------------------------------------------------------------------------------
           Total:            1,983           $1,014,358,952.51                100.00%
=============================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                    Property Types

---------------------------------------------------------------------------------------------
                                                Aggregate                      % of
                           Number Of        Stated Principal          Statistical Calculation
                           Mortgage           Balance as of             Date Pool Principal
        Property Type        Loans     Statistical Calculation Date           Balance
---------------------------------------------------------------------------------------------
Single Family                1,285          $  664,444,587.24                  65.50%
Planned Unit Development       478             238,259,348.30                  23.49
Condo - Low Rise               120              51,933,898.66                   5.12
Condo - High Rise               34              21,801,000.15                   2.15
2-Family                        32              17,883,323.36                   1.76
PUD - Detached                  16               7,501,114.33                   0.74
3-Family                         5               4,961,394.10                   0.49
CoOp                             8               4,742,240.41                   0.47
4-Family                         3               2,108,051.17                   0.21
Townhouse                        2                 723,994.79                   0.07
---------------------------------------------------------------------------------------------
           Total:            1,983          $1,014,358,952.51                 100.00%
=============================================================================================


                              Mortgage Loan Purpose

---------------------------------------------------------------------------------------------
                                                Aggregate                      % of
                           Number Of        Stated Principal          Statistical Calculation
                           Mortgage           Balance as of             Date Pool Principal
            Purpose          Loans     Statistical Calculation Date           Balance
---------------------------------------------------------------------------------------------
Purchase                     1,383          $  700,977,995.74                  69.11%
R/T Refi                       318             171,972,986.34                  16.95
C/O Refi                       281             141,096,457.56                  13.91
Not Available                    1                 311,512.87                   0.03
---------------------------------------------------------------------------------------------
           Total:            1,983          $1,014,358,952.51                 100.00%
=============================================================================================

Banc of America Securities LLC
                                                                              10

            Geographical Distribution of the Mortgage Properties (1)

------------------------------------------------------------------------------------------------------
                                                         Aggregate                      % of
                                                     Stated Principal          Statistical Calculation
                                  Number of       Balance as of Statistical      Date Pool Principal
      Geographic Area            Mortgage Loans      Calculation Date                   Balance
------------------------------------------------------------------------------------------------------
California                             1,392          $707,069,983.36                69.71%
New York                                  66            41,949,638.34                 4.14
Florida                                   53            29,898,031.45                 2.95
Arizona                                   47            26,993,677.45                 2.66
Connecticut                               32            18,755,502.55                 1.85
Texas                                     31            15,898,541.27                 1.57
Massachusetts                             36            15,693,815.54                 1.55
Nevada                                    31            15,530,238.00                 1.53
Colorado                                  27            15,119,150.40                 1.49
Illinois                                  30            13,593,882.48                 1.34
Maryland                                  26            12,389,292.04                 1.22
Washington                                27            11,436,820.77                 1.13
North Carolina                            17             9,136,457.04                 0.90
Virginia                                  16             8,004,094.16                 0.79
Oregon                                    17             7,987,299.39                 0.79
Minnesota                                 18             7,965,047.95                 0.79
New Jersey                                15             6,298,284.02                 0.62
South Carolina                            10             5,685,744.24                 0.56
Georgia                                   10             4,758,569.35                 0.47
Pennsylvania                              10             4,383,316.40                 0.43
Utah                                       6             3,357,908.49                 0.33
Tennessee                                  6             3,224,586.92                 0.32
Missouri                                   7             3,221,880.06                 0.32
Idaho                                      7             2,907,295.70                 0.29
New Mexico                                 8             2,663,473.80                 0.26
Wisconsin                                  5             2,297,082.69                 0.23
Wyoming                                    3             2,281,242.58                 0.22
Ohio                                       4             2,189,756.59                 0.22
Hawaii                                     1             1,887,144.52                 0.19
Oklahoma                                   4             1,706,290.27                 0.17
Michigan                                   4             1,560,009.25                 0.15
Indiana                                    3             1,451,288.11                 0.14
District of Columbia                       2             1,309,589.23                 0.13
Maine                                      2             1,293,000.86                 0.13
Delaware                                   2               972,545.20                 0.10
Rhode Island                               2               957,847.66                 0.09
Kentucky                                   1               588,052.96                 0.06
New Hampshire                              1               483,919.30                 0.05
Vermont                                    1               407,295.32                 0.04
North Dakota                               1               404,222.06                 0.04
Kansas                                     1               352,406.38                 0.03
Arkansas                                   1               294,728.36                 0.03
------------------------------------------------------------------------------------------
           Total:                      1,983        $1,014,358,952.51               100.00%
==========================================================================================

(1) As of the Statistical Calculation Date, no more than approximately 1.71% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
                                                                              11

                  Current Mortgage Loan Principal Balances (1)

-------------------------------------------------------------------------------------------------------
                                                                                            % of
                                                             Aggregate                   Statistical
                                       Number Of          Stated Principal             Calculation Date
Current Mortgage Loan                   Mortgage           Balance as of               Pool Principal
Principal Balances                      Loans     Statistical Calculation Date              Balance
-------------------------------------------------------------------------------------------------------
$0.01         - $   50,000.00                   1           $       49,102.67                      0.00%
$50,000.01    - $  100,000.00                   2                  181,900.16                      0.02
$100,000.01   - $  150,000.00                   2                  244,571.91                      0.02
$150,000.01   - $  200,000.00                   3                  556,731.89                      0.05
$200,000.01   - $  250,000.00                   7                1,586,114.19                      0.16
$250,000.01   - $  300,000.00                  98               28,747,600.98                      2.83
$300,000.01   - $  350,000.00                 434              140,399,335.19                     13.84
$350,000.01   - $  400,000.00                 359              134,306,435.91                     13.24
$400,000.01   - $  450,000.00                 224               94,663,792.70                      9.33
$450,000.01   - $  500,000.00                 172               81,518,326.56                      8.04
$500,000.01   - $  550,000.00                 122               64,045,806.09                      6.31
$550,000.01   - $  600,000.00                  84               48,354,437.05                      4.77
$600,000.01   - $  650,000.00                  93               57,961,229.11                      5.71
$650,000.01   - $  700,000.00                  58               39,190,014.35                      3.86
$700,000.01   - $  750,000.00                  56               40,594,733.12                      4.00
$750,000.01   - $  800,000.00                  44               34,086,456.55                      3.36
$800,000.01   - $  850,000.00                  21               17,223,599.67                      1.70
$850,000.01   - $  900,000.00                  38               33,206,483.47                      3.27
$900,000.01   - $  950,000.00                  20               18,531,378.51                      1.83
$950,000.01   - $1,000,000.00                  68               66,097,600.51                      6.52
$1,000,000.01 - $1,500,000.00                  54               66,632,221.68                      6.57
$1,500,000.01 - $2,000,000.00                  15               25,793,644.13                      2.54
$2,000,000.01 - $2,500,000.00                   5               11,425,567.14                      1.13
$2,500,000.01 - $3,000,000.00                   2                5,596,361.45                      0.55
over            $3,000,000.00                   1                3,365,507.52                      0.33
-------------------------------------------------------------------------------------------------------
Total:                                      1,983           $1,014,358,952.51                    100.00%
=======================================================================================================

 (1) As of the Statistical Calculation Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $511,527.

Banc of America Securities LLC
                                                                              12

                        Original Loan-To-Value Ratios (1)

-----------------------------------------------------------------------------------------
                                                         Aggregate            % of
                                                     Stated Principal      Statistical
                                   Number Of           Balance as of     Calculation Date
                                    Mortgage            Statistical       Pool Principal
Original Loan-To-Value Ratios       Loans            Calculation Date        Balance
-----------------------------------------------------------------------------------------
15.01%  - 20.00%                              4        $2,097,927.01                 0.21%
20.01%  - 25.00%                              8         5,101,988.52                  0.5
25.01%  - 30.00%                              7         4,078,898.01                  0.4
30.01%  - 35.00%                             11         7,793,319.20                 0.77
35.01%  - 40.00%                             21        15,666,932.66                 1.54
40.01%  - 45.00%                             27        16,172,280.91                 1.59
45.01%  - 50.00%                             47        26,301,680.25                 2.59
50.01%  - 55.00%                             56        33,103,978.50                 3.26
55.01%  - 60.00%                             99        54,906,925.99                 5.41
60.01%  - 65.00%                            132        80,669,358.18                 7.95
65.01%  - 70.00%                            213       120,996,325.62                11.93
70.01%  - 75.00%                            244       144,709,565.59                14.27
75.01%  - 80.00%                            929       435,869,637.94                42.97
80.01%  - 85.00%                             24         8,811,813.10                 0.87
85.01%  - 90.00%                            138        50,011,008.52                 4.93
90.01%  - 95.00%                             23         8,067,312.51                  0.8
-----------------------------------------------------------------------------------------
Total:                                    1,983    $1,014,358,952.51               100.00%
=========================================================================================

(1) As of the Statistical Calculation Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.74%.

Banc of America Securities LLC
                                                                              13

                           Current Mortgage Interest Rates (1)

-----------------------------------------------------------------------------------------
                                                                               % of
                                                  Aggregate                 Statistical
                            Number Of          Stated Principal          Calculation Date
                             Mortgage           Balance as of             Pool Principal
Mortgage Interest Rates      Loans     Statistical Calculation Date           Balance
-----------------------------------------------------------------------------------------
5.751% - 6.000%                     2             $      877,077.34                 0.09%
6.001% - 6.250%                     7                  3,210,216.66                 0.32
6.251% - 6.500%                    57                 28,476,734.97                 2.81
6.501% - 6.750%                   393                206,347,149.61                20.34
6.751% - 7.000%                   334                168,168,368.58                16.58
7.001% - 7.250%                   337                162,395,560.80                16.01
7.251% - 7.500%                   412                195,383,407.32                19.26
7.501% - 7.750%                   210                112,466,230.78                11.09
7.751% - 8.000%                    81                 48,884,546.29                 4.82
8.001% - 8.250%                    39                 24,639,656.73                 2.43
8.251% - 8.500%                    58                 32,368,476.59                 3.19
8.501% - 8.750%                    48                 28,420,990.19                 2.80
8.751% - 9.000%                     5                  2,720,536.65                 0.27
----------------------------------------------------------------------------------------
             Total:             1,983             $1,014,358,952.51               100.00%
========================================================================================

(1) As of the Statistical Calculation Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 7.272%.

                                Gross Margins (1)

-----------------------------------------------------------------------------------------
                                                                             % of
                                                   Aggregate            Statistical Date
                             Number Of          Stated Principal        Calculation Date
                              Mortgage           Balance as of           Pool Principal
         Gross Margins        Loans     Statistical Calculation Date        Balance
-----------------------------------------------------------------------------------------
2.001% - 2.500%                     10                $5,357,063.06                 0.53%
2.501% - 3.000%                  1,973             1,009,001,889.45                99.47
----------------------------------------------------------------------------------------
             Total:              1,983            $1,014,358,952.51               100.00%
========================================================================================

(1) As of the Statistical Calculation Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.749%.

Banc of America Securities LLC
                                                                              14

                       Initial Mortgage Interest Rate Cap

----------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Statistical
         Initial Mortgage            Number Of          Stated Principal       Calculation Date
         Interest Rate Cap            Mortgage           Balance as of           Pool Principal
                                      Loans     Statistical Calculation Date       Balance
----------------------------------------------------------------------------------------------
              2.000%                          2                  $800,482.23             0.08%
              2.750%                          2                   751,929.53             0.07
              2.875%                          1                   773,815.67             0.08
              3.000%                      1,974             1,010,149,599.62            99.59
              5.000%                          4                 1,883,125.46             0.19
---------------------------------------------------------------------------------------------
Total:                                    1,983            $1,014,358,952.51           100.00%
=============================================================================================

(1) As of the Statistical Calculation Date, the weighted average Initial Mortgage Interest Rate Cap on the Mortgage Loans is expected to be approximately 3.003%.

                                    Rate Ceilings (1)

-----------------------------------------------------------------------------------------------
                                                                                    % of
                                                       Aggregate                 Statistical
                                 Number Of          Stated Principal           Calculation Date
         Maximum Lifetime         Mortgage           Balance as of               Pool Balance
      Mortgage Interest Rates     Loans     Statistical Calculation Date           Balance
-----------------------------------------------------------------------------------------------
 9.751% - 10.000%                       118             $ 60,389,821.25                   5.95%
11.751% - 12.000%                       172               90,742,972.12                   8.95
12.001% - 12.250%                         5                2,540,869.80                   0.25
12.251% - 12.500%                        42               20,343,773.31                   2.01
12.501% - 12.750%                       179               91,957,111.77                   9.07
12.751% - 13.000%                       287              145,384,350.49                  14.33
13.001% - 13.250%                       327              157,933,696.36                  15.57
13.251% - 13.500%                       411              194,423,806.70                  19.17
13.501% - 13.750%                       210              112,466,230.78                  11.09
13.751% - 14.000%                        82               50,026,659.77                   4.93
14.001% - 14.250%                        39               24,639,656.73                   2.43
14.251% - 14.500%                        58               32,368,476.59                   3.19
14.501% - 14.750%                        48               28,420,990.19                   2.80
14.751% - 15.000%                         5                2,720,536.65                   0.27
----------------------------------------------------------------------------------------------
              Total:                  1,983           $1,014,358,952.51                 100.00%
==============================================================================================

(2) As of the Statistical Calculation Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 13.027%.

Banc of America Securities LLC
                                                                              15

                           First Adjustment Date (1)

--------------------------------------------------------------------------------------------------------
                                                               Aggregate                      % of
                                         Number Of          Stated Principal             Statistical
                                          Mortgage           Balance as of         Calculation Date Pool
       First Adjustment Date              Loans     Statistical Calculation Date    Principal Balance
--------------------------------------------------------------------------------------------------------
April 1, 2003                                    3                 $980,858.53                    0.10%
May 1, 2003                                      2                1,416,313.87                     0.14
June 1, 2003                                     2                1,276,808.90                     0.13
July 1, 2003                                     2                1,023,218.68                      0.1
August 1, 2003                                   4                2,341,400.44                     0.23
September 1, 2003                                2                1,095,244.28                     0.11
October 1, 2003                                  3                1,574,280.33                     0.16
November 1, 2003                                 2                  649,527.53                     0.06
December 1, 2003                                 3                1,270,153.90                     0.13
February 1, 2004                                 5                2,395,692.54                     0.24
March 1, 2004                                   11                4,971,593.70                     0.49
April 1, 2004                                   60               29,783,471.90                     2.94
May 1, 2004                                    101               54,590,033.73                     5.38
June 1, 2004                                   101               51,446,218.48                     5.07
July 1, 2004                                   191               96,851,291.97                     9.55
August 1, 2004                                 159               82,608,603.21                     8.14
September 1, 2004                              128               59,930,233.61                     5.91
October 1, 2004                                108               51,493,815.27                     5.08
November 1, 2004                               101               46,851,907.89                     4.62
December 1, 2004                                92               42,442,900.65                     4.18
January 1, 2005                                165               85,757,066.06                     8.45
February 1, 2005                               225              126,740,261.67                    12.49
March 1, 2005                                  220              106,888,351.65                    10.54
April 1, 2005                                   96               50,011,544.35                     4.93
May 1, 2005                                     45               29,659,109.21                     2.92
June 1, 2005                                    51               26,824,182.25                     2.64
July 1, 2005                                    54               28,927,480.02                     2.85
August 1, 2005                                  34               17,651,907.62                     1.74
September 1, 2005                                6                3,524,946.31                     0.35
October 1, 2005                                  1                  652,683.55                     0.06
November 1, 2005                                 2                  844,724.95                     0.08
December 1, 2005                                 1                  666,677.81                     0.07
March 1, 2006                                    1                  309,744.36                     0.03
April 1, 2006                                    1                  559,799.11                     0.06
June 1, 2006                                     1                  346,904.18                     0.03
--------------------------------------------------------------------------------------------------------
               Total:                        1,983          $ 1,014,358,952.51                  100.00%
========================================================================================================

(1) As of the Statistical Calculation Date, the weighted average months to first Adjustment Date for the Mortgage Loans is expected to be approximately 30 months.

Banc of America Securities LLC

                                  Remaining Terms (1)

---------------------------------------------------------------------------------------------------
                                                         Aggregate                    % of
                                   Number Of          Stated Principal      Statistical Calculation
                                    Mortgage           Balance as of          Date Pool Principal
   Remaining Term (months)          Loans     Statistical Calculation Date          Balance
---------------------------------------------------------------------------------------------------
141 - 160                                 14           $    7,862,498.55                    0.78%
201 - 220                                  2                1,187,877.14                    0.12
221 - 240                                  1                  392,156.13                    0.04
261 - 280                                  8                4,056,273.26                    0.40
301 - 320                                 23               11,627,806.46                    1.15
321 - 340                              1,922              983,260,143.11                   96.93
341 - 360                                 13                5,972,197.86                    0.59
---------------------------------------------------------------------------------------------------
           Total:                      1,983           $1,014,358,952.51                  100.00%
===================================================================================================

(1) As of the Statistical Calculation Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 328 months.

                           Credit Scoring of Mortgagors (1)

-----------------------------------------------------------------------------------------------------
                                                   Aggregate                        % of
                             Number Of          Stated Principal             Statistical Calculation
                              Mortgage           Balance as of                  Date Pool Principal
      Credit Scores           Loans     Statistical Calculation Date               Balance
-----------------------------------------------------------------------------------------------------
801 - 850                           33              $   18,353,292.70                    1.81%
751 - 800                          696                 344,849,516.39                   34.00
701 - 750                          585                 311,686,768.68                   30.73
651 - 700                          377                 194,525,545.25                   19.18
601 - 650                          170                  84,384,786.96                    8.32
551 - 600                           70                  36,480,453.19                    3.60
501 - 550                           17                   8,658,581.14                    0.85
451 - 500                            4                   1,704,437.56                    0.17
Not Available                       31                  13,715,570.64                    1.35
-----------------------------------------------------------------------------------------------------
          Total:                 1,983              $1,014,358,952.51                  100.00%
=====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

                                                                              17